UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2024

TOUGHBUILT INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38739	46-0820877
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8669 Research Drive
Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

(949) 528-3100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TBLT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

The disclosure set forth in Item 5.03 below is hereby incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series I Preferred Stock

On August 13, 2024, the board of directors (the “Board”) of ToughBuilt Industries, Inc. a Nevada corporation (the “Company”), declared the formation of and approved the issuance of an aggregate of 100 shares of Series I Preferred Stock, par value $0.0001 per share (“Series I”).

On August 26, 2024, the Company filed a certificate of designation (the “Certificate of Designation”) with the Nevada Secretary of State therein establishing the Series I Preferred Stock and describing the rights, obligations and privileges of the Series I Preferred Stock. Concurrently, the Company issued the 100 shares of Series I on the same date, in book-entry form. The following description of the Series I Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designation, which is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

General. The Series I consists of 100 shares. Each share of Series I has a par value of $0.0001 per share. The Series I is not convertible into, or exchangeable for, shares of any other class or series of stock or other securities of the Company. The Series I has no stated maturity and is not subject to any sinking fund.

Dividend Rights. The holders of Series I, as such, will not be entitled to receive dividends of any kind.

Voting Rights. Each holder of Series I has full voting rights and powers equal to the voting rights and powers of holders of common stock, and for so long as Series I is issued and outstanding, the holders of Series I shall vote together as a single class with the holders of the Company’s common stock and the holders of any other class or series of shares entitled to vote with the common stock, with the holders of Series I being entitled to 51% of the total votes on all such matters regardless of the actual number of shares of Series I then outstanding, and the holders of common stock and any other shares entitled to vote being entitled to their proportional share of the remaining 49% of the total votes based on their respective voting power.

Liquidation Preference. The holders of Series I shall not be entitled to receive any distributions in the event of any liquidation, dissolution or winding up of the Company.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate̥ of Designation of the Series I Preferred Stock of ToughBuilt Industries, Inc., dated August 26, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ToughBuilt Industries, Inc.

Date: September 13, 2024	By:	/s/ Martin Galstyan
	Name:	Martin Galstyan
	Title:	Chief Financial Officer

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